================================================================================
                                  SCHEDULE 14A
                     Information Required in Proxy Statement

                            Schedule 14A Information

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934
                               (Amendment No.___)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                         MassMutual Corporate Investors
                       MassMutual Participation Investors
                         ------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
       1)  Title of each class of securities to which transaction applies:
       -------------------------------------------------------------------------
       2)  Aggregate number of securities to which transaction applies:
       -------------------------------------------------------------------------
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
       -------------------------------------------------------------------------
       4)  Proposed maximum aggregate value of transaction:
       -------------------------------------------------------------------------
       5)  Total fee paid:
       -------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
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
                         MASSMUTUAL CORPORATE INVESTORS
                       MASSMUTUAL PARTICIPATION INVESTORS


                       Notice of Joint Annual Meeting of
                        Shareholders and Proxy Statement


                                      TIME
                             Friday, April 24, 2009
                                  at 1:30 p.m.


                                     PLACE
                                    Oak Room
                  Massachusetts Mutual Life Insurance Company
                               1295 State Street
                        Springfield, Massachusetts 01111

--------------------------------------------------------------------------------

           Please date, fill in, and sign the enclosed proxy card(s) and mail in the enclosed return envelope which requires no postage if mailed in the United States or vote on the internet by following the instructions in the notice and proxy card(s).

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                                                                      MMCIPI3867

                         MASSMUTUAL CORPORATE INVESTORS
                       MASSMUTUAL PARTICIPATION INVESTORS
                           Springfield, Massachusetts
Dear Shareholder:

The 2009 Joint Annual Meeting of Shareholders ("Meeting") of MassMutual Corporate Investors and MassMutual Participation Investors (the "Trusts") will be held in the Oak Room of Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111, at 1:30 p.m., Eastern Time, on Friday, April 24, 2009. A Notice and a Proxy Statement regarding the Meeting, proxy card(s) for your vote at the Meeting, and a postage prepaid envelope in which to return your proxy card(s) are enclosed.

BY PROMPTLY RETURNING THE ENCLOSED PROXY CARD(S) OR BY VOTING ON THE INTERNET YOU CAN HELP THE TRUSTS AVOID THE EXPENSE OF SENDING FOLLOW-UP LETTERS TO OBTAIN THE ATTENDANCE OF A MAJORITY OF THE OUTSTANDING SHARES. You are earnestly requested to vote your proxy in order that the necessary quorum may be represented at the Meeting. If you later find that you can be present in person, you may, if you wish, revoke your proxy then and vote your shares in person.

At the Meeting, shareholders of each Trust will be asked to elect three Trustees. The Board of Trustees of each Trust recommend that shareholders elect the nominated Trustees.

I look forward to your attendance at this meeting because it will provide us with an opportunity to inform you about the progress of the Trusts.

                                   Sincerely,


                                   /s/ Clifford M. Noreen

                                   Clifford M. Noreen
                                   Chairman

                         MASSMUTUAL CORPORATE INVESTORS
                       MASSMUTUAL PARTICIPATION INVESTORS
                        1500 Main Street, P.O. Box 15189
                           Springfield, MA 01115-5189

                 NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF
MASSMUTUAL CORPORATE INVESTORS AND MASSMUTUAL PARTICIPATION INVESTORS:

The Annual Meeting of Shareholders of MassMutual Corporate Investors and MassMutual Participation Investors (each a "Trust") will be held in the Oak Room of Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111, on Friday, April 24, 2009, at 1:30 p.m., Eastern Time (the "Meeting"), for the following purposes:

(1) to elect as Trustees William J. Barrett, Martin T. Hart, and Clifford M. Noreen for three-year terms, or until their respective successors are duly elected and qualified; and

(2) to transact such other business as may properly come before the Meeting or any adjournment thereof.

Although the Trusts' annual meetings are held together for convenience in order to hear common presentations, each Trust's shareholders take action independently of the other. Holders of record of the shares of beneficial interest of each Trust at the close of business on February 24, 2009, are entitled to vote at the Meeting or any adjournment thereof.

If you attend the Meeting, you may vote your shares in person. Whether or not you intend to attend the Meeting in person, you may vote in any of the following ways:

1. INTERNET: Have your proxy card(s) available. Vote on the Internet by accessing the website address on your proxy card(s). Enter your control number from your proxy card(s). Follow the instructions found on the website; or

2. MAIL: Vote, sign and return your proxy card(s) in the enclosed postage-paid envelope.

                                       By order of the
                                       Boards of Trustees,

                                       /s/ Patricia J. Walsh

                                       Patricia J. Walsh
                                       Vice President and Secretary

Springfield, Massachusetts
March 9, 2009

PLEASE EITHER VOTE YOUR PROXY ON THE INTERNET OR COMPLETE, DATE, AND SIGN THE PROXY FOR THE SHARES HELD BY YOU AND RETURN THE PROXY IN THE ENVELOPE PROVIDED SO THAT YOUR VOTE CAN BE RECORDED. IT IS IMPORTANT THAT YOU VOTE YOUR PROXY PROMPTLY, REGARDLESS OF THE SIZE OF YOUR HOLDINGS, SO THAT A QUORUM MAY BE ASSURED.

                         MASSMUTUAL CORPORATE INVESTORS
                       MASSMUTUAL PARTICIPATION INVESTORS

                             JOINT PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of MassMutual Corporate Investors ("MCI") and of MassMutual Participation Investors ("MPV" and, together with MCI, each is referred to separately as the "Trust" and collectively as the "Trusts") for use at the Annual Meeting of its Shareholders ("Annual Meeting" or "Meeting"), to be held in the Oak Room of Massachusetts Mutual Life Insurance Company ("MassMutual"), 1295 State Street, Springfield, Massachusetts 01111, on Friday, April 24, 2009, at 1:30 p.m., Eastern Time. Unless otherwise indicated, all information in this Proxy Statement and each Proposal ("Proposal") applies separately to each Trust.

This Proxy Statement and the accompanying letter to shareholders from the Chairman of the Board of Trustees, Notice of Annual Meeting of Shareholders, and proxy card (s) are being mailed on or about March 9, 2009, to shareholders of record on February 24, 2009, the record date. Each Trust's principal business office is c/o Babson Capital Management LLC ("Babson Capital"), 1500 Main Street, P.O. Box 15189, Springfield, Massachusetts 01115-5189.

Holders of the shares of beneficial interest of each Trust ("shares") of record at the close of business on February 24, 2009 will be entitled to one vote per share on all business of the Meeting and any adjournments. There were 9,319,509 shares of MCI outstanding and 9,927,243 shares of MPV outstanding on the record date. The Trusts, to the best of their knowledge, are not aware of any beneficial owner of more than 5% of the outstanding shares of each Trust. However, MassMutual, the ultimate parent company of Babson Capital, may be deemed a beneficial owner of more than 5% of the outstanding shares of MCI by reason of it owning a $30,000,000 Senior Fixed Rate Convertible Note due November 15, 2017 (the "MCI Note") issued by the Trust. Similarly, MassMutual may be deemed a beneficial owner of more than 5% of the outstanding shares of MPV by reason of it owning a $12,000,000 Senior Fixed Rate Convertible Note due December 13, 2011 (the "MPV Note" and, together with "MCI Note" each a "Note" and collectively the "Notes"). MassMutual, at its option, can convert the principal amount of each Note into shares. The dollar amount of principal would be converted into an equivalent dollar amount of shares based upon the average price of the shares for ten business days prior to the notice of conversion.

Any person giving a proxy has power to revoke it by mail or in person at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Trust. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained therein.

Pursuant to the By-Laws of each Trust, the presence at the Annual Meeting, in person or by proxy, of shareholders entitled to cast a majority of the votes shall be a quorum for the transaction of business. A plurality of votes cast is required to elect Trustees. Thus, for each Trust, the three nominees for election at the Annual Meeting who receive the greatest number of votes properly cast for the election of Trustees shall be elected Trustees.

Votes cast by proxy or in person at the Annual Meeting will be counted by persons appointed by each Trust to act as election inspectors for the Meeting. The election inspectors will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. The election inspectors will count shares represented by proxies that withhold authority to vote for a nominee for election as a Trustee or that reflect abstentions or "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not exercise the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to the election of Trustees, abstentions and broker non-votes have no effect on the outcome of the proposal so long as a quorum is present.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON FRIDAY, APRIL 24, 2009. THE JOINT PROXY STATEMENT AND EACH TRUST'S MOST RECENT ANNUAL REPORT ARE AVAILABLE ON THE INTERNET AT http://www. babsoncapital.mci AND http://www.babsoncapital.mpv. A COPY OF THE JOINT PROXY STATEMENT IS ALSO AVAILABLE ON www.proxyvote.com. Each Trust will furnish, without charge, a copy of the Trust's annual report for its fiscal year ended December 31, 2008, and any more recent reports, to any Trust shareholder upon request. To request a copy, please write to the Trusts, c/o Babson Capital Management LLC, 1500 Main Street, P.O. Box 15189, Springfield, MA 01115-5189 or call the Trusts' transfer agent, Shareholder Financial Services, Inc., at 1-800-647-7374.

                              ELECTION OF TRUSTEES

The Board of Trustees of each Trust is currently comprised of nine Trustees with terms expiring in 2009, 2010, and 2011. The terms of William J. Barrett and Martin T. Hart expire this year. Each Trust's Nominating Committee nominated Mr. Barrett and Mr. Hart for re-election as independent Trustees to the Board of Trustees for three-year terms. In addition, the Board of Trustees of each Trust nominated Clifford M. Noreen for election as an interested Trustee to the Board for a three-year term. All nominees, if elected, are to serve their respective terms, or until each of their successors is duly elected and qualified.

INFORMATION CONCERNING TRUSTEES, NOMINEES FOR TRUSTEE AND OFFICERS OF EACH TRUST

Set forth below after the name of each nominee for Trustee and for each Trustee whose term will continue after this Meeting, is his or her present office with each Trust, age, term of office and length of such term served, principal occupation during the past five years, certain other of the Trustees' directorships, and certain other information required to be disclosed in this Proxy Statement. Also, set forth below is a list of each Trust's senior officers ("Officers") along with his or her position with the Trust, term of office and length of such term served, and principal occupation or employment for the past five years.

For purposes of the following Trustee tables, the term "fund complex" includes the Trusts, MassMutual Premier Funds, MML Series Investment Fund, MML Series Investment Fund II, and MassMutual Select Funds.

                                                         INTERESTED TRUSTEES
                                                                                  PORTFOLIOS
                          POSITION(S)    OFFICE TERM        PRINCIPAL              OVERSEEN
       NAME (AGE),         WITH THE     AND LENGTH OF    OCCUPATIONS DURING         IN FUND
        ADDRESS            TRUST(S)      TIME SERVED        PAST 5 YEARS            COMPLEX   OTHER DIRECTORSHIPS HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------

CLIFFORD M. NOREEN* (51) Trustee,       Term expires  President (since 2008),      2        Vice President (since 1996), HYP
                         Chairman /     2009; Trustee Vice Chairman                         Management LLC (LLC Manager); Director
1500 Main Street         Nominee        since 1/ 2009 (2007-2008), Member of                (since 2005), MassMutual Corporate
P.O. Box 15189                                        the Board of Managers                 Value Limited (investment company);
Springfield, MA 01115-5189                            (since 2006), Managing                Director (since 2005), MassMutual
                                                      Director, Babson Capital;             Corporate Value Partners Limited
                                                      President (2005 -                     (investment company); Senior Vice
                                                      1/2009), Vice President               President (since 1996), MMHC Investment
                                                      (1993- 2005) of the                   LLC (passive investor); Managing
                                                      Trusts.                               Director (since 2006), MassMutual
                                                                                            Capital Partners LLC (investment
                                                                                            company); Director (since 2008),
                                                                                            Jefferies Finance LLC (a finance
                                                                                            company); Member of Investment
                                                                                            Committee (since 1999), Diocese of
                                                                                            Springfield.



* Mr. Noreen is classified as an "interested person" of each Trust and Babson Capital (as defined by the Investment Company Act of
  1940, as amended) because of his position as an Officer of each Trust and President and Member of the Board of Managers of Babson
  Capital.

                                                                                                                                   5

                                                         INTERESTED TRUSTEES
                                                                                  PORTFOLIOS
                          POSITION(S)    OFFICE TERM        PRINCIPAL              OVERSEEN
       NAME (AGE),         WITH THE     AND LENGTH OF    OCCUPATIONS DURING         IN FUND
        ADDRESS            TRUST(S)      TIME SERVED        PAST 5 YEARS            COMPLEX   OTHER DIRECTORSHIPS HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------

ROBERT E. JOYAL* (64)    Trustee        Term expires  President (2001-2003) of     57       Director (since 2006), Jefferies Group,
                                        2010; Trustee Babson Capital and                    Inc. (financial services); Director
1500 Main Street                        since 2003    President (1993 - 2003)               (since 2003), Alabama Aircraft
P.O. Box 15189                                        of the Trusts.                        Industries, Inc. (aircraft maintenance
Springfield, MA 01115-5189                                                                  and overhaul); Director (since 2007),
                                                                                            Scottish Re Group Ltd. (global life
                                                                                            reinsurance specialist); Trustee (since
                                                                                            2003), MassMutual Select Funds, (an
                                                                                            open-end investment company advised by
                                                                                            MassMutual); Trustee (since 2003), MML
                                                                                            Series Investment Fund (an open-end
                                                                                            investment company advised by
                                                                                            MassMutual); Trustee (1998-2003), Senior
                                                                                            Vice President (1998-2001) and President
                                                                                            (2001-2003), MMCI Subsidiary Trust and
                                                                                            MMPI Subsidiary Trust.









* Mr. Joyal retired as President of Babson Capital in June 2003. In addition and as noted above, Mr. Joyal is a director of
  Jefferies Group, Inc., which has a wholly-owned broker-dealer subsidiary that may execute portfolio transactions and/or engage in principal transactions with the Trusts, other investment companies advised by Babson Capital or any other advisory accounts over which Babson Capital has brokerage placement discretion. Accordingly, the Trusts have determined to classify Mr. Joyal as an
  "interested person" of the Trusts and Babson Capital (as defined by the Investment Company Act of 1940, as amended).

6

                                                         INTERESTED TRUSTEES
                                                                                  PORTFOLIOS
                          POSITION(S)    OFFICE TERM        PRINCIPAL              OVERSEEN
       NAME (AGE),         WITH THE     AND LENGTH OF    OCCUPATIONS DURING         IN FUND
        ADDRESS            TRUST(S)      TIME SERVED        PAST 5 YEARS            COMPLEX   OTHER DIRECTORSHIPS HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------

WILLIAM J. BARRETT (69)  Trustee /      Term expires  President (since 2002),      2        Director (since 1979), TGC Industries,
                         Nominee        2009; Trustee Barrett- Gardner                      Inc. (geophysical services); and
1500 Main Street                        since 2006    Associates, Inc. (private             Director and Secretary (since 2001 and
P.O. Box 15189                                        merchant bank); Director,             from 1996-1997), Chase Packaging
Springfield, MA 01115-5189                            Executive Vice President ,            Corporation (agricultural services).
                                                      Assistant Treasurer and
                                                      Secretary, Supreme
                                                      Industries Inc. (specialty
                                                      manufacturer); and Senior
                                                      Vice President
                                                      (1976-2002), Janney
                                                      Montgomery Scott LLC
                                                      (investments).




DONALD E. BENSON (78)*   Trustee        Term expires  Executive Vice President     2        Director (1997-2008), MAIR Holdings,
                                        2010; Trustee and Director (since 1992),            Inc. (commuter airline holding company);
1500 Main Street                        since 1986    Marquette Financial                   and Director (since 1997), First
P.O. Box 15189                          for MCI and   Companies (financial                  California Financial Group, Inc. (bank
Springfield, MA 01115-5189              since 1988    services); Partner (since             holding company).
                                        for MPV       1996), Benson Family
                                                      Limited Partnership No. 1
                                                      and Benson Family Limited
                                                      Partnership No. 2
                                                      (investment partnerships);
                                                      and Partner (1987-2004),
                                                      Benson, Pinckney, Oates
                                                      Partnership (building
                                                      partnership).





* Mr. Benson has a beneficial ownership interest in the Benson Family Limited Partnership No. 2 and the Donald E. Benson Trust,
  which owns .879% ($270,277) of MassMutual High Yield Partners II LLC and 1.59% ($410,673) of MassMutual Corporate Value Partners
  Limited, each an investment fund that may be deemed to be controlled by MassMutual.

                                                                                                                                   7

                                                         INTERESTED TRUSTEES
                                                                                  PORTFOLIOS
                          POSITION(S)    OFFICE TERM        PRINCIPAL              OVERSEEN
       NAME (AGE),         WITH THE     AND LENGTH OF    OCCUPATIONS DURING         IN FUND
        ADDRESS            TRUST(S)      TIME SERVED        PAST 5 YEARS            COMPLEX   OTHER DIRECTORSHIPS HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------

MICHAEL H. BROWN (52)    Trustee        Term expires  Private Investor and         2        Independent Director (since 2006),
                                        2011; Trustee Managing Director                     Invicta Holdings LLC and its
1500 Main Street                        since 2005    (1994-2005), Morgan                   subsidiaries (a derivative trading
P.O. Box 15189                                        Stanley.                              company owned indirectly by MassMutual).
Springfield, MA 01115-5189


DONALD GLICKMAN (75)*    Trustee        Term expires  Chairman (since 1992),       2        Director (since 1984), Monro Muffler and
                                        2010; Trustee Donald Glickman and                   Brake, Inc. (automobile repair service);
1500 Main Street                        since 1992    Company, Inc. (private                and Lead Director (since 1998), MSC
P.O. Box 15189                                        investments); and Partner             Software Corp. (simulation software).
Springfield, MA 01115-5189                            (since 1992), J.F. Lehman
                                                      & Co. (private
                                                      investments).






* MassMutual and its affiliates are limited partners in three private investment funds in which affiliates of J.F. Lehman & Co.
  serve as the general partner and advisor and as such hold a carried interest. During the past two fiscal years, MassMutual and its affiliates have paid approximately $467,682 in management fees to these J.F. Lehman affiliates attributable to the investments in the limited partnerships.

8

                                                         INTERESTED TRUSTEES
                                                                                  PORTFOLIOS
                          POSITION(S)    OFFICE TERM        PRINCIPAL              OVERSEEN
       NAME (AGE),         WITH THE     AND LENGTH OF    OCCUPATIONS DURING         IN FUND
        ADDRESS            TRUST(S)      TIME SERVED        PAST 5 YEARS            COMPLEX   OTHER DIRECTORSHIPS HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------

MARTIN T. HART (73)*     Trustee /      Term expires  Private Investor;            2        Director (since 2004), Texas Roadhouse,
                         Nominee        2009; Trustee President and Director                Inc. (operates restaurant chain);
1500 Main Street                        since 1991    (since 1983), H Investment            Director (since 1999), ValueClick Inc.
P.O. Box 15189                                        Company LLC (family                   (internet advertising company); and
Springfield, MA 01115-5189                            partnership).                         Director (since 2002), Spectranetics
                                                                                            Corp. (medical device company).



CORINE T. NORGAARD (71)  Trustee        Term expires  President (2004 - 2005) ,    34       Trustee (since 2005), MML Series
                                        2011; Trustee Thompson Enterprises Real             Investment Fund II (an open-end
1500 Main Street                        since 1998    Estate Investment; and                investment company advised by
P.O. Box 15189                                        Dean (1996- 2004), Barney             MassMutual); Trustee (since 2004),
Springfield, MA 01115-5189                            School of Business,                   MassMutual Premier Funds, (an open-end
                                                      University of Hartford.               investment company advised by
                                                                                            MassMutual); Trustee (since 1993), ING
                                                                                            Series Fund (investment company); and
                                                                                            Director (since 1992), ING Variable
                                                                                            Portfolios, Inc. (investment company).



MALEYNE M. SYRACUSE (52) Trustee        Term expires  Managing Director (2000-     2
                                        2011; Trustee 2007), JP Morgan
1500 Main Street                        since 2007    Securities, Inc.
P.O. Box 15189                                        (investments and banking).
Springfield, MA 01115-5189



* Mr. Hart owns .878% ($270,277) of MassMutual High Yield Partners II LLC and .795% ($205,324) of MassMutual Corporate Value
  Partners Limited, each an investment fund that may be deemed to be controlled by MassMutual.

                                                                                                                                   9

                                                        OFFICERS OF THE TRUST

                          POSITION(S)    OFFICE TERM*
       NAME (AGE),         WITH THE      AND LENGTH OF
        ADDRESS            TRUST(S)      TIME SERVED             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------

MICHAEL L. KLOFAS (48)     President    Since 1/2009  Vice President (1998-2009) of the Trusts; Managing Director (since 2000),
                                                      Babson Capital; and Vice President (since 2005), MMCI Subsidiary Trust and
1500 Main Street                                      MMPI Subsidiary Trust.
P.O. Box 15189
Springfield, MA 01115-5189





JAMES M. ROY (46)          Vice         Since 2005    Treasurer (2003-2005), and Associate Treasurer (1999-2003) of the Trusts;
                           President and              Managing Director (since 2005) and Director (2000-2005), Babson Capital; and
1500 Main Street           Chief Financial            Trustee (since 2005), Treasurer (since 2005), and Controller (2003-2005), MMCI
P.O. Box 15189             Officer                    Subsidiary Trust and MMPI Subsidiary Trust.
Springfield, MA 01115-5189





PATRICIA J. WALSH (43)     Vice         Since 10/2008 Corporate Vice President and Associate General Counsel (since 2005),
                           President,                 MassMutual; General Counsel and Secretary (since 2008), Babson Capital; and
1500 Main Street           Secretary and              Secretary (since 2008), MMCI Subsidiary Trust and MMPI Subsidiary Trust.
P.O. Box 15189             Chief Legal
Springfield, MA 01115-5189 Officer





* Officers hold their position with the Trusts until a successor has been duly elected and qualified. Officers are generally elected annually by the Board of Trustees. The officers were last elected on July 22, 2008, except for Mr. Klofas who was elected to replace Mr. Noreen as President on January 23, 2009 and Ms. Walsh who was elected to replace Mr. Rodney Dillman on October 17, 2008.

10

                                                        OFFICERS OF THE TRUST

                          POSITION(S)    OFFICE TERM*
       NAME (AGE),         WITH THE      AND LENGTH OF
        ADDRESS            TRUST(S)      TIME SERVED             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------

JOHN T. DAVITT, JR. (41) Comptroller    Since 2001    Director (since 2000), Babson Capital; and Controller (since 2005), MMCI
                                                      Subsidiary Trust and MMPI Subsidiary Trust.
1500 Main Street
P.O. Box 15189
Springfield, MA 01115-5189




MELISSA M. LAGRANT (35)  Chief          Since 2006    Managing Director (since 2005), Babson Capital; Vice President and Senior
                         Compliance                   Compliance Trading Manager (2003-2005), Loomis, Sayles & Company, L.P.; and
1500 Main Street         Officer                      Assistant Vice President-Business Risk Management Group (2002-2003) and
P.O. Box 15189                                        Assistant Vice President-Investment Compliance (2001-2002), Zurich Scudder
Springfield, MA 01115-5189                            Investments/ Deutsche Asset Management.




DANIEL J. FLORENCE (36)  Treasurer      Since 2008    Associate Treasurer (2006 - 2008) of the Trusts; and Associate Director (since
                                                      2008), and Analyst (2000-2008), Babson Capital.
1500 Main Street
P.O. Box 15189
Springfield, MA 01115-5189


* Officers hold their position with the Trusts until a successor has been duly elected and qualified. Officers are generally elected annually by the Board of Trustees. The officers were last elected on July 22, 2008.

                                                                                                                                  11

                                                        OFFICERS OF THE TRUST

                          POSITION(S)    OFFICE TERM*
       NAME (AGE),         WITH THE      AND LENGTH OF
        ADDRESS            TRUST(S)      TIME SERVED             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------

JILL A. FIELDS (49)      Vice President Since 2006    Managing Director (since 2000), Babson Capital; and Vice President (since
                                                      2006), MMCI Subsidiary Trust and MMPI Subsidiary Trust.
1500 Main Street
P.O. Box 15189
Springfield, MA 01115-5189







MICHAEL P. HERMSEN (48)  Vice President Since 1998    Managing Director (since 2000), Babson Capital; and Vice President (since
                                                      2005), MMCI Subsidiary Trust and MMPI Subsidiary Trust.
1500 Main Street
P.O. Box 15189
Springfield, MA 01115-5189






MARY WILSON KIBBE (55)   Vice President Since 1992    Managing Director (since 1999), Babson Capital.

1500 Main Street
P.O. Box 15189
Springfield, MA 01115-5189



* Officers hold their position with the Trusts until a successor has been duly elected and qualified. Officers are generally elected annually by the Board of Trustees. The officers were last elected on July 22, 2008.

12

                                                        OFFICERS OF THE TRUST

                          POSITION(S)    OFFICE TERM*
       NAME (AGE),         WITH THE      AND LENGTH OF
        ADDRESS            TRUST(S)      TIME SERVED             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------

RICHARD E. SPENCER, II(46)Vice President Since 2002   Managing Director (since 1989), Babson Capital; and Vice President (since
1500 Main Street                                      2005), MMCI Subsidiary Trust and MMPI Subsidiary Trust.
P.O. Box 15189
Springfield, MA 01115-5189












* Officers hold their position with the Trusts until a successor has been duly elected and qualified. Officers are generally elected annually by the Board of Trustees. The officers were last elected on July 22, 2008.



                                                                                                                                  13

                    SHARE OWNERSHIP OF TRUSTEES AND OFFICERS

As of January 31, 2009, the Trustees and Officers of each Trust as a group beneficially owned less than one percent (1%) of each of MCI's and MPV's outstanding shares. This information is based on information furnished by each Trustee and Officer. Beneficial ownership has been determined in accordance with Rule 13d-3(d)(1) under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"). Also, as of January 31, 2009, Babson Capital, the advisor to each Trust, beneficially owned .89% of the outstanding shares of MCI and 1.44% of the outstanding shares of MPV.

The table below sets forth information regarding the beneficial ownership* of each Trust's shares by each Trustee based on the market value of such shares as of January 31, 2009.

            DOLLAR RANGES OF SHARES OWNED BY TRUSTEES AND OFFICERS +

NAME OF          DOLLAR RANGE         DOLLAR RANGE       AGGREGATE DOLLAR RANGE
NOMINEE/         OF SHARES            OF SHARES          OF SHARES IN THE FAMILY
TRUSTEE          IN MCI               IN MPV             OF INVESTMENT COMPANIES
--------------------------------------------------------------------------------
W. Barrett       Over $100,000        Over $100,000      Over $100,000
D. Benson        $50,001-$100,000     Over $100,000      Over $100,000
M. Brown         $50,001-$100,000     $10,001-$50,000    $50,001-$100,000
R. Crandall**    Over $100,000***     $1-$10,000         Over $100,000***
D. Glickman      Over $100,000        $10,001-$50,000    Over $100,000
M. Hart          Over $100,000        Over $100,000      Over $100,000
R. Joyal         Over $100,000***     Over $100,000      Over $100,000***
C. Norgaard      $10,001-$50,000      $10,001-$50,000    $50,001-$100,000
M. Syracuse      $10,001-$50,000      $1-$10,000         $10,001-$50,000
C. Noreen        Over $100,000***     None               Over $100,000***
M. Klofas        Over $100,000***     None               Over $100,000***
J. Fields        $50,001-$100,000***  None               $50,001-$100,000***
M. Hermsen       Over $100,000        $10,001-$50,000    Over $100,000
M. Kibbe         Over $100,000***     None               Over $100,000***
R. Spencer       None                 $1-$10,000         $1-$10,000

* Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.
+   Only includes Officers beneficially owning shares.
** Mr. Crandall resigned as Trustee and Chairman of the Trusts on January 23, 2009.
*** Includes interest derived from the market value of MCI common shares represented in the Babson Capital and/or MassMutual non-qualified compensation deferral plans. However, pursuant to the terms of the plans, neither the plans nor the participant has actual ownership of Trust shares.

    INFORMATION CONCERNING COMMITTEES AND MEETINGS OF THE BOARD OF TRUSTEES

Each Board of Trustees has an Audit Committee, a Joint Transactions Committee, and a Nominating Committee.

The Audit Committee of each Trust is comprised exclusively of Trustees who are not "interested persons" of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), and operates pursuant to a written Audit Committee Charter, which is available on each Trust's website, www.babsoncapital.com/mci and www.babsoncapital.com/mpv. A print copy of the Audit Committee Charter may also be obtained by calling, toll-free, 1-866-399-1516.

The present members of the Audit Committee of each Trust are Donald E. Benson (Chairman), Michael H. Brown, and Corine T. Norgaard. Each member of the Audit Committee qualifies as an "independent" Trustee under the current listing standards of the New York Stock Exchange (the "Listing Standards") and the rules of the U.S. Securities and Exchange Commission ("SEC"). In accordance with the SEC's rules implementing Section 407 of the Sarbanes-Oxley Act of 2002 and upon due consideration of the qualifications of each member of the Trusts' Audit Committee, each Board designated Mr. Benson as the Trust's Audit Committee Financial Expert.

In accordance with the standards set forth in the Audit Committee Charter of each Trust, the Audit Committee is responsible for: oversight matters; financial statement and disclosure oversight matters; matters related to the hiring, retention, and oversight of the Trusts' independent accountants; certain accounting and audit related oversight matters; and certain other matters as set forth in the Audit Committee Charter. During the twelve months ended December 31, 2008, the Audit Committee held eight meetings.

The Joint Transactions Committee of each Trust is comprised of all Trustees who are not "interested persons" of the Trust, as defined in Section 2(a)(19) of the 1940 Act. This Committee reviews certain joint investment transactions between each Trust and MassMutual pursuant to the conditions set forth in the Trust's SEC exemptive order under Section 17(d) of the 1940 Act and Rule 17d-1 thereunder. This Committee acts primarily by written consent (seventeen consents were executed by Committee members, approving thirty-four investments and turning down two investments during the past fiscal year.) The Committee also met four times during the year in conjunction with the quarterly meetings of the Trust's Board of Trustees (approving three investments and turning down one during the past fiscal year).

The Nominating Committee of each Trust currently is comprised of the following
Trustees: William J. Barrett, Donald E. Benson, Michael H. Brown, Donald Glickman, Martin T. Hart, Corine T. Norgaard, and Maleyne M. Syracuse, none of whom is an "interested person" of the Trust, as defined in Section 2(a)(19) of the 1940 Act. A current copy of each Trust's Nominating Committee's Charter can be found on each Trust's website, www.babsoncapital.com/mci and www.babsoncapital.com/mpv. This Committee met once during fiscal year 2008.

The Nominating Committee is responsible for identifying and nominating individuals to serve as Trustees who are not "interested persons" of the Trust ("independent Trustees"). The Nominating Committee Charter contemplates that all nominees for independent Trustees have a college degree or, in the judgment of the Committee, equivalent business experience. In addition, the Committee may take into account a wide variety of factors in considering Trustee candidates, giving such weight to any individual factor(s) as it deems appropriate, including but not limited to: availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; relevant industry and related experience; educational background; depth and breadth of financial expertise; and an assessment of the candidate's ability, judgment, expertise, reputation, and integrity. In the case of a shareholder recommended candidate, the Committee may also consider any other facts and circumstances attendant to such shareholder submission as may be deemed appropriate by the Committee. Different factors may assume greater or lesser significance at particular times, in light of the Board's present composition and the Committee's (or the Board's) perceptions about future issues and needs.

When the Board has or expects to have a vacancy for an independent Trustee, the Nominating Committee will consider candidates recommended by the Trust's current Trustees; the Trust's shareholders; the Trust's officers; the Trust's investment adviser; and any other source the Committee deems to be appropriate. Shareholder recommendations to fill vacancies on the Board for independent Trustees must be submitted in accordance with the provisions of the Nominating Committee Charter, which requires that shareholder recommendations be timely received, and contain biographical and other necessary information regarding the candidate that would be required for the Trust to meet its disclosure obligations under the proxy rules. The Nominating Committee will evaluate nominee candidates properly submitted by shareholders in the same manner as it evaluates candidates recommended by other sources.

During the past fiscal year, each Board of Trustees held five regular meetings (one of which was held by means of a telephone conference call). During the past fiscal year, each Trustee of each Trust attended all of the meetings of the Board of Trustees and all of the Committees of the Board on which s/he served.

          TRANSACTIONS WITH AND REMUNERATION OF OFFICERS AND TRUSTEES

Pursuant to the Investment Services Contract between each Trust and Babson Capital (the "Contract"), Babson Capital paid the compensation and expenses of the Trusts' officers and of all Trustees of the Trusts who were officers or employees of Babson Capital, with the exception of Mr. Crandall , the Trusts' secretary and Chief Legal Counsel and Associate Secretaries whose compensation and expenses were paid by MassMutual.

Trustees who are not officers or employees of MassMutual or Babson Capital receive an annual retainer paid by MCI of $14,000 and by MPV of $10,000. Each Trust also pays an additional annual retainer fee to the Chairman of the Audit Committee in the amount of $2,500. Trustees of MCI also receive a fee of $2,250 and Trustees of MPV receive a fee of $1,500 for each meeting of each Board which they attend ($1,250 and $750 respectively for each meeting conducted by telephone conference call). Members of the Audit Committee and Nominating Committee of each Trust receive an additional fee of $1,000 per meeting attended, including meetings conducted by teleconference call. Pursuant to a deferred compensation plan, Trustees may defer receipt of their fees until their retirement from the Board or some other time at their election. During the fiscal year ended December 31, 2008, the aggregate direct remuneration to these Trustees and reimbursement of their out-of-pocket expenses paid was approximately $201,375 for MCI and $149,750 for MPV.

The following table discloses the compensation paid to each Trust's Trustees (not including reimbursement for out-of-pocket expenses) for the fiscal year ended December 31, 2008. The Trusts, MassMutual Premier Funds, MML Series Investment Fund,

MassMutual Select Funds, and MML Series Investment Fund II are collectively referred to in the table below as the "Fund Complex". The Trustees do not receive pension or retirement benefits.

                              AGGREGATE       AGGREGATE        TOTAL
NAME OF                       COMPENSATION    COMPENSATION     COMPENSATION
TRUSTEE                       FROM MCI        FROM MPV         FROM FUND COMPLEX
--------------------------------------------------------------------------------
   William J. Barrett         $25,125         $17,750          $42,875
   Donald E. Benson            35,625          28,250           63,875
   Michael H. Brown            27,125          19,750           46,875
   Donald Glickman             25,125          17,750           42,875
   Martin T. Hart              30,125          22,750           52,875
   Robert E. Joyal               None*           None*         120,260**
   Clifford M. Noreen            None*           None*            None
   Corine T. Norgaard          33,125          25,750          200,750***
   Maleyne M. Syracuse         25,125          17,750           42,875
--------------------------------------------------------------------------------
   TOTAL                     $201,375        $149,750         $591,490
--------------------------------------------------------------------------------
* No compensation is paid by either Trust to Trustees who are "interested persons" of the Trust.
** Mr. Joyal also serves as a Trustee of two open-end investment companies, MassMutual Select Funds and MML Series Investment Fund, both managed by MassMutual, the ultimate parent of Babson Capital. Mr. Joyal received $120,260 in total compensation from the Fund Complex (including interest paid through the deferred compensation plans of MassMutual Select Funds and MML Series Investment Fund) for the fiscal year ended December 31, 2008.
*** Dr. Norgaard also serves as a Trustee of two open-end investment companies, MassMutual Premier Funds and MML Series Investment Fund II, both managed by MassMutual, the ultimate parent of Babson Capital.

                      AUDIT COMMITTEE REPORT OF EACH TRUST

Each Trust's Audit Committee oversees the Trust's financial reporting process on behalf of the Board of Trustees and operates under a written Charter adopted by the Board of Trustees. The Audit Committee meets with each Trust's management ("Management") and independent registered public accountants and reports the results of its activities to the Board of Trustees. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with the Committee's and independent registered accountant's responsibilities, Management advised that each Trust's financial statements were prepared in conformity with generally accepted accounting principles.

Accordingly, each Trust's Audit Committee has:

o Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2008 with Management and KPMG LLP, each Trust's independent registered public accountants;

o Discussed with KPMG LLP those matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards); and

o Received the written disclosure and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with KPMG LLP its independence.

Each Trust's Audit Committee has also reviewed the aggregate fees billed for professional services rendered by KPMG LLP for 2008 and 2007 for each Trust and for the nonaudit services provided to Babson Capital, and Babson Capital's parent, MassMutual.

As part of this review, the Audit Committees considered whether the provision of such non-audit services was compatible with maintaining the principal accountant's independence.

In reliance on the reviews and discussions referred to above, each Trust's Audit Committee presents this Report to each Trust's Board of Trustees and recommends that the Board of Trustees (1) include audited financial statements in the Annual Report to Shareholders for the fiscal year ended December 31, 2008, and
(2) file such Annual Report with the Securities and Exchange Commission and the New York Stock Exchange.

Each Trust's Audit Committee appointed the firm of KPMG LLP as the Trust's auditor for the fiscal year ending December 31, 2009, and, in connection therewith, KPMG LLP will prepare all of each Trust's tax returns for the fiscal year ending December 31, 2009.

                SUBMITTED BY THE AUDIT COMMITTEE OF EACH TRUST'S
                               BOARD OF TRUSTEES

                    Donald E. Benson, Audit Committee Chair
                    Michael H. Brown, Audit Committee Member
                    Corine T. Norgaard, Audit Committee Member

FEBRUARY 11, 2009

Each Board of Trustees reviewed this Report and approved the audited financial statements for publication in each Trust's Annual Report.

                        THE TRUSTS' INDEPENDENT AUDITORS

KPMG LLP ("KPMG") audited the financial statements of each Trust, Babson Capital, and MassMutual for the fiscal year ended December 31, 2008. KPMG's audit report for each Trust contained no qualifications or modifications. A KPMG representative is expected to be present at the upcoming Annual Meeting. This representative shall have the opportunity to make a statement if he or she desires to do so, and it is expected that such representative will be available to respond to appropriate questions from shareholders. As noted above, KPMG will audit each Trust's 2009 financial statements and prepare each Trust's 2009 federal and state tax returns.

                        FEES PAID TO INDEPENDENT AUDITORS

                               FEES BILLED TO MCI
--------------------------------------------------------------------------------
                                KPMG LLP              KPMG LLP
                                YEAR ENDED            YEAR ENDED
                                DECEMBER 31, 2008     DECEMBER 31, 2007
--------------------------------------------------------------------------------
Audit Fees                      $ 51,600              $47,500
Audit-Related Fees                 6,125                5,700
Tax Fees                          39,950               31,000
All Other Fees                         0                    0
--------------------------------------------------------------------------------
total Fees                      $ 97,675              $84,200
--------------------------------------------------------------------------------

                               FEES BILLED TO MPV
--------------------------------------------------------------------------------
                            KPMG LLP                 KPMG LLP
                            YEAR ENDED               YEAR ENDED
                            DECEMBER 31, 2008        DECEMBER 31, 2007
--------------------------------------------------------------------------------
Audit Fees                            $45,700                  $53,000
Audit-Related Fees                      6,125                    5,700
Tax Fees                               39,950                   31,000
All Other Fees                              0                        0
--------------------------------------------------------------------------------
TOTAL FEES                            $91,775                  $89,700
--------------------------------------------------------------------------------


                            NON-AUDIT FEES BILLED TO
                         BABSON CAPITAL AND MASSMUTUAL
--------------------------------------------------------------------------------
                                     KPMG LLP                 KPMG LLP
                                   YEAR ENDED               YEAR ENDED
                            DECEMBER 31, 2008        DECEMBER 31, 2007
--------------------------------------------------------------------------------
Audit-Related Fees                   $921,019               $1,102,280
Tax Fees                                    0                        0
All Other Fees                              0                   75,000
--------------------------------------------------------------------------------
TOTAL FEES                           $921,019               $1,177,280
--------------------------------------------------------------------------------

The category "Audit Related Fees" reflects fees billed by KPMG for various non-audit and non-tax services rendered to the Trusts, Babson Capital, and MassMutual, such as SAS 70 review, and agreed upon procedures reports. Preparation of Federal, state and local income tax returns and tax compliance work are representative of the fees billed in the "Tax Fees" category. The category "All Other Fees" represents fees billed by KPMG for tax consulting rendered to Babson Capital and MassMutual. The Sarbanes-Oxley Act of 2002 and its implementing regulations allows each Trust's Audit Committee to establish a pre-approval policy for certain services rendered by the Trust's independent accountants. During 2008 each Trust's Audit Committee approved all of the services rendered to the Trust by KPMG and did not rely on such a pre-approval policy for any such services.

The 2007 fees billed represent final 2007 amounts, which may differ from the preliminary figures available as of the publication date of the Trusts' 2008 Proxy Statement and includes, among other things, fees for services that may not have been billed as of the publication date of the Trusts' 2008 Proxy Statement, but are now properly included in the 2007 fees billed to each Trust, Babson Capital, and MassMutual.

                                 OTHER BUSINESS

The Board of Trustees of each Trust knows of no business to be brought before the Meeting other than as set forth above. If, however, any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy card to vote proxies on such matters in accordance with their best judgment.

                               INVESTMENT ADVISER

Babson Capital provides investment management and certain administrative services to MCI pursuant to an Investment Services Contract and to MPV pursuant to an Investment Advisory and Administrative Services Contract.

Babson Capital, currently has over $99 billion in assets under management and provides investment management services to registered investment companies, unregistered investment companies, and institutional investors (such as insurance companies, pension plans, endowments, and foundations). MassMutual Holding LLC is the direct owner of 100% of the voting shares of Babson Capital. MassMutual owns all of the voting shares of MassMutual Holding LLC. MassMutual and MassMutual Holding LLC are located at 1295 State Street, Springfield, Massachusetts 01111. Babson Capital has an office at 1500 Main Street, Springfield, Massachusetts 01115 and its principal office is located at Independence Wharf, 470 Atlantic Avenue, Boston, Massachusetts 02210.

                        CERTAIN ADMINISTRATIVE SERVICES

MassMutual indirectly provides certain administrative services to each Trust including, but not limited to, accounting services, meeting facilities, legal support, report preparation, and other services provided to Babson Capital, each Trust's investment adviser. MassMutual's principal business address is 1295 State Street, Springfield, Massachusetts 01111.

            SECTION 16 (A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Each Trust's Trustees and certain officers, investment advisers, certain affiliated persons of the investment advisers, and persons who own more than 10% of any class of outstanding securities of the Trust are required to file forms reporting their affiliation with the Trust and reports of ownership and changes in ownership of the Trust's securities with the SEC and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish the Trust with copies of all such forms they file. Based solely on a review of these forms furnished to the Trusts as well as certain internal documents, each Trust believes that its Trustees and relevant officers, Babson Capital, and its relevant affiliated persons have all complied with applicable filing requirements during the Trust's fiscal year ended December 31, 2008, with the exception of: Ben Silver, Stephen Jarvis, and Patricia Walsh each inadvertently filed a late Form 3 for both MCI and MPV for which no transactions were reported. In addition, Michael Klofas filed an amended Form 3 related to his ownership in MCI and Michael Rollings inadvertently filed a late Form 5.

               PROPOSALS BY SHAREHOLDERS AND COMMUNICATIONS WITH
                             THE BOARD OF TRUSTEES

Any Shareholder intending to present a proposal at the Annual Meeting to be held in 2010 who wishes to have such proposal included in the Trust's proxy material for that meeting, should forward his/her written proposal to the Trust,
Attention: Secretary.

Proposals must be received on or before November 2, 2009, to be considered for inclusion in the Trust's proxy material for its 2010 Annual Meeting.

Pursuant to procedures approved by each Trust's Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust as defined in Section 2 (a)(19) of the 1940 Act, Shareholders may mail written communications to the Board by writing the Trust's Chief Financial Officer at the Office of the Trust's investment adviser or by emailing the respective Trust's Chief Financial Officer at mcimailbox@massmutual.com or mpvmailbox@massmutual.com. When writing to a Trust's Board, Shareholders should identify themselves, the fact that the communication is directed to the Board, and any relevant information regarding their Trust holdings.

                             ADDITIONAL INFORMATION

Proxies will be solicited by mail and may be solicited in person or by telephone, electronically, or facsimile by officers of each Trust. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by each Trust's officers in person, by telephone, or by facsimile will be borne by each respective Trust. In addition, each Trust may retain an outside firm to solicit proxies, which would involve additional expenses, payable by each Trust. The Trust will reimburse banks, brokers, and other persons holding each respective Trust's shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares, which reimbursement will not be submitted to a vote of each respective Trust's Shareholders.

Each Trust will arrange for at least one Trustee to attend its 2009 Annual Meeting of Shareholders; encourages all of its Trustees to attend its Annual Meetings of Shareholders; and will endeavor to arrange Annual Meetings of Shareholders on the same date as a Board of Trustees meeting to facilitate Trustee attendance. Six of the Trusts' Trustees attended the April 25, 2008 Annual Meeting.

Only one copy of the Proxy Statement may be mailed to each household, even if more than one person in the household is a Trust Shareholder of record. If a Shareholder needs an additional copy of this Proxy Statement, please contact the Trust at 1-866-399-1516. Shareholders may also access a copy of the Proxy Statement online at www.babsoncapital.com/mci and www.babsoncapital.com/mpv. If any Shareholder does not want the mailing of his or her Proxy Statement to be combined with those for other members of the Shareholder's household, please contact:


Shareholder Financial Services, Inc.
P.O. Box 173673
Denver, Colorado 80217-3673
or by telephone at
1-800-647-7374
or contact your financial intermediary.

                                  ANNUAL REPORT

The Annual Report of each Trust for its fiscal year ended December 31, 2008, including financial statements, a schedule of the Trusts' investments as of such date and other data, was mailed on or about February 27, 2009, to all shareholders of record. Any shareholder may request a copy of the Annual Report and the most recent semi-annual report, which will be furnished without charge, by calling (toll-free) the Trusts' transfer agent, Shareholder Financial Services, Inc., at 1-800-647-7374.



                                             By order of the
                                             Board of Trustees,

                                             /s/ Patricia J. Walsh

                                             Patricia J. Walsh
                                             Vice President and Secretary


1500 Main Street
Springfield, Massachusetts 01115
March 9, 2009

MMCIPI3867

MASSMUTUAL CORPORATE INVESTORS         TO VOTE BY INTERNET
C/O PROXY SERVICES                     1) Read the Joint  Proxy  Statement  and
P.O. BOX 9112                             have the proxy card below at hand.
FARMINGDALE, NY 11735                  2) Go to website www.proxyvote.com
                                       3) Follow the instructions provided on the website.

                                       TO VOTE BY MAIL
                                       1) Read the Joint Proxy Statement.
                                       2) Check the appropriate boxes on the proxy card below.
                                       3) Sign and date the proxy card.
                                       4) Return the proxy card in the envelope provided.





TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                                                                       MSMCI1     KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 DETACH AND RETURN THIS PORTION ONLY

                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
====================================================================================================================================
MASSMUTUAL CORPORATE INVESTORS                         For   Withhold For All    To withhold authority to vote for any individual
                                                       All      All   Except     nominee(s), mark "For All Except" and write the
VOTE ON TRUSTEES                                                                 number(s) of the nominee(s) on the line below.
                                                        0        0      0
1.  ELECTION OF TRUSTEES - for three-year terms,                                 -------------------------------------------------
    or until their respective successors are duly
    elected and qualified.

     Nominees for election:
     ----------------------
     01) William J. Barrett
     02) Martin T. Hart
     03) Clifford M. Noreen





                                                                                                           For   Against   Abstain
2. OTHER BUSINESS

   In their discretion, the proxy or proxies are authorized to vote upon such other business or matters
   as may properly come before the Annual Meeting or any adjournment or adjournments thereof.               0       0         0









Please sign exactly as your name or names appear. When signing as joint tenant, all parties to the joint tenancy should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.



------------------------------------------                            ----------------------------------------
Signature [PLEASE SIGN WITHIN BOX]    Date                            Signature (Joint Owners)            Date
====================================================================================================================================

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL
MEETING: The Notice and Joint Proxy Statement is available at http://www.babsoncapital.com/mci or at www.proxyvote.com.


















================================================================================
                                                                          MSMCI2



                         MASSMUTUAL CORPORATE INVESTORS


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES





The undersigned hereby appoints Patricia J. Walsh and James M. Roy, and each of them, attorneys and proxies of the undersigned, with power of substitution to vote all shares of MassMutual Corporate Investors (the "Trust") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Trust to be held in the Oak Room of Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111, on Friday, April 24, 2009, at 1:30 p.m. Eastern Time, and at any adjournments thereof (the "Annual Meeting").


THIS PROXY WILL BE VOTED ON ITEM (1) IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ON THIS CARD, AND IN THE ABSENCE OF INSTRUCTIONS THE UNDERSIGNED HEREBY AUTHORIZES THE AFORESAID PROXY OR PROXIES TO VOTE FOR ITEM (1).


THIS PROXY WILL BE VOTED ON ITEM (2) IN THE SOLE AND ABSOLUTE DISCRETION OF THE PROXY, AND IN THE ABSENCE OF INSTRUCTIONS, THE UNDERSIGNED HEREBY AUTHORIZES THE AFORESAID PROXY OR PROXIES TO VOTE ON A MATTER RAISED PURSUANT TO ITEM (2).


                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.
================================================================================

MASSMUTUAL PARTICIPATION INVESTORS     TO VOTE BY INTERNET
C/O PROXY SERVICES                     1) Read the Joint  Proxy  Statement  and
P.O. BOX 9112                             have the proxy card below at hand.
FARMINGDALE, NY 11735                  2) Go to website www.proxyvote.com
                                       3) Follow the instructions provided on the website.

                                       TO VOTE BY MAIL
                                       1) Read the Joint Proxy Statement.
                                       2) Check the appropriate boxes on the proxy card below.
                                       3) Sign and date the proxy card.
                                       4) Return the proxy card in the envelope provided.





TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                                                                       MSMPI1     KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 DETACH AND RETURN THIS PORTION ONLY

                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
====================================================================================================================================
MASSMUTUAL PARTICIPATION INVESTORS                     For   Withhold For All    To withhold authority to vote for any individual
                                                       All      All   Except     nominee(s), mark "For All Except" and write the
VOTE ON TRUSTEES                                                                 number(s) of the nominee(s) on the line below.
                                                        0        0      0
1.  ELECTION OF TRUSTEES - for three-year terms,                                 -------------------------------------------------
    or until their respective successors are duly
    elected and qualified.

     Nominees for election:
     ----------------------
     01) William J. Barrett
     02) Martin T. Hart
     03) Clifford M. Noreen





                                                                                                           For   Against   Abstain
2. OTHER BUSINESS

   In their discretion, the proxy or proxies are authorized to vote upon such other business or matters
   as may properly come before the Annual Meeting or any adjournment or adjournments thereof.               0       0         0









Please sign exactly as your name or names appear. When signing as joint tenant, all parties to the joint tenancy should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.



------------------------------------------                            ----------------------------------------
Signature [PLEASE SIGN WITHIN BOX]    Date                            Signature (Joint Owners)            Date
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

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL
MEETING: The Notice and Joint Proxy Statement is available at http://www.babsoncapital.com/mpv or at www.proxyvote.com.


















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                                                                          MSMPI2



                       MASSMUTUAL PARTICIPATION INVESTORS


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES





The undersigned hereby appoints Patricia J. Walsh and James M. Roy, and each of them, attorneys and proxies of the undersigned, with power of substitution to vote all shares of MassMutual Participation Investors (the "Trust") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Trust to be held in the Oak Room of Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111, on Friday, April 24, 2009, at 1:30 p.m. Eastern Time, and at any adjournments thereof (the "Annual Meeting").


THIS PROXY WILL BE VOTED ON ITEM (1) IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ON THIS CARD, AND IN THE ABSENCE OF INSTRUCTIONS THE UNDERSIGNED HEREBY AUTHORIZES THE AFORESAID PROXY OR PROXIES TO VOTE FOR ITEM (1).


THIS PROXY WILL BE VOTED ON ITEM (2) IN THE SOLE AND ABSOLUTE DISCRETION OF THE PROXY, AND IN THE ABSENCE OF INSTRUCTIONS, THE UNDERSIGNED HEREBY AUTHORIZES THE AFORESAID PROXY OR PROXIES TO VOTE ON A MATTER RAISED PURSUANT TO ITEM (2).


                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.
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